SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        12/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J1 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On December 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated         12/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D        12/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:     December 25, 2002

DISTRIBUTION SUMMARY

        Original	 Beginning              Principal
 Class	Balance		 Balance               Distribution

A-1	7,633,847.00	1,779,775.22	865,129.69
A-2	62,081,507.00	58,422,713.19	540,705.90
A-3	62,081,507.00	58,422,713.19	0.00
A-4	65,125,404.00	65,125,404.00	0.00
A-5	39,075,242.00	39,075,242.00	0.00
A-6	47,800,000.00	47,800,000.00	0.00
A-7	886,000.00	886,000.00	0.00
A-8	133,726,000.00	31,846,439.66	22,197,515.24
A-9	25,350,000.00	26,757,082.98	0.00
A-10	4,400,000.00	0.00		0.00
PO	54,450.16	53,887.05	57.81
IO	397,747,827.04	283,263,026.60	0.00
R-I	50.00		0.00		0.00
R-II	50.00		0.00		0.00
M-1	5,781,000.00	5,731,066.83	5,259.30
M-2	2,790,000.00	2,765,901.48	2,538.22
M-3	1,594,700.00	1,580,925.84	1,450.79
B-1	797,000.00	790,115.94	725.08
B-2	797,000.00	790,115.94	725.08
B-3	799,379.66	792,475.00	727.24

Totals	398,691,629.82	284,197,145.13	23,614,834.35






     Pass-Through Rate    Interest Distribution
A-1	5.25		7,786.52
A-2	1.73		87,033.61
A-3	6.77		340,588.19
A-4	5.25		284,923.64
A-5	5.65		183,979.26
A-6	6.5		258,916.67
A-7	6.5		4,799.17
A-8	6.5		172,501.55
A-9	6.5		0.00
A-10	6.5		0.00
PO	0		0.00
IO	0.200204	47,258.75
R-I	6.5		0.00
R-II	6.5		0.00
M-1	6.5		31,043.28
M-2	6.5		14,981.97
M-3	6.5		8,563.35
B-1	6.5		4,279.79
B-2	6.5		4,279.79
B-3	6.5		4,292.57

Totals			1,455,228.11







            Ending Balance
A-1	914,645.53
A-2	57,882,007.29
A-3	57,882,007.29
A-4	65,125,404.00
A-5	39,075,242.00
A-6	47,800,000.00
A-7	886,000.00
A-8	9,648,924.42
A-9	26,902,017.18
A-10	0.00
PO	53,829.24
IO	259,794,128.34
R-I	0.00
R-II	0.00
M-1	5,725,807.53
M-2	2,763,363.26
M-3	1,579,475.05
B-1	789,390.87
B-2	789,390.87
B-3	791,747.76

Totals	260,727,245.00








     AMOUNTS PER $1,000 UNIT

Class	Cusip	        Principal	Interest	Ending Cert.
		        Distribution	Distribution	Notional Balance

A-1	36185NNX4	113.3281407	1.019999035	119.8144959
A-2	36185NNY2	8.709612969	1.401924958	932.3550617
A-3	36185NNZ9	0		5.486145647	932.3550617
A-4	36185NPA2	0		4.375		1000
A-5	36185NPB0	0		4.708333333	1000
A-6	36185NPC8	0		5.416666667	1000
A-7	36185NPD6	0		5.416666667	1000
A-8	36185NPE4	165.9925164	1.289962671	72.1544383
A-9	36185NPF1	0		0		1061.223558
A-10	36185NPG9	0		0		0
PO	36185NPH7	1.061779037	0		988.5964647
IO	36185NPJ3	0		0.118815855	653.1629105
R-I	36185NPK0	0		0		0
R-II	36185NPL8	0		0		0
M-1	36185NPM6	0.909756472	5.369880412	990.4527812
M-2	36185NPN4	0.909756472	5.369880412	990.4527812
M-3	36185NPP9	0.909756472	5.369880412	990.4527812
B-1	36185NPQ7	0.909756472	5.369880412	990.4527812
B-2	36185NPR5	0.909756472	5.369880412	990.4527812
B-3	36185NPS3	0.909756414	5.369880072	990.4527184
Totals			59.23082549	3.650009183	653.9571576


Pool Level Data
Distribution Date		12/25/2002
Cut-off Date			1/1/2002
Determination Date		12/1/2002
Accrual Period 30/360		11/1/2002
				12/1/2002
Number of Days in Actual Accrual Period		31


Collateral	Information
Group 1
Cut-Off Date Balance					398,691,629.82
Beginning Aggregate Pool Stated Principal Balance	284,197,145.11
Ending Aggregate Pool Stated Principal Balance		260,727,244.74
Beginning Aggregate Certificate Stated	Principal Bal	284,197,145.13
Ending Aggregate Certificate Stated Principal	Balance	260,727,244.98
Beginning Aggregate Loan Count				706
Loans Paid Off or Otherwise Removed Pursuant to PSA	55
Ending Aggregate Loan Count				651
Beginning Weighted Average Loan Rate (WAC)		7.01%
Ending Weighted Average Loan Rate (WAC)			7.01%
Beginning Net Weighted Average Loan Rate		6.76%
Ending Net Weighted Average Loan Rate			6.76%
Weighted Average Maturity (WAM) (Months)		345
Servicer Advances					0
Aggregate Pool Prepayment				23,209,088.06
Pool Prepayment Rate					64.0594 CPR

Certificate	Information
Group 1
Senior Percentage			95.62%
Senior Prepayment Percentage		100.00%
Subordinate Percentage			4.38%
Subordinate Prepayment Percentage	0.00%


Prepayment Compensation
Total Gross Prepayment Interest Shortfall		20,962.71
Compensation for Gross PPIS from Servicing	Fees	20,962.71
Other Gross PPIS Compensation				0
Total Net PPIS (Non-Supported PPIS)			0

Master Servicing Fees Paid				99,298.15
Insurance Premium(s) Paid				0
Total Fees						99,298.15


	Delinquency Information
Group 1

Delinquency		30-59 Days	60-89 Days	90+ Days
Scheduled Principal Bal	2,305,852.14	333,668.12	1,497,372.13
Totals 4,136,892.39

				30-59 	60-89 	90+ 	Totals
% of Total Pool Balance		0.88%	0.13%	0.57%	1.59%
Number of Loans			6	1	3	10
Percentage of Total Loans	0.01	0.00	0.00	1.54%

Foreclosure
Scheduled Principal Balance	0.00%	0.00%	0.00%	0
Percentage of Total Pool Bal	0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Bankruptcy
Scheduled Principal Balance	0.00%	0.00%	0.00%	0
Percentage of Total Pool Bal	0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

REO
Scheduled Principal Balance	0.00%	0.00%	0.00%	0
Percentage of Total Pool Balance0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Book Value of all REO Loans				0
Percentage of Total Pool Balance			0.00%
Current Realized Losses					0
Additional Gains	(Recoveries)/Losses		0
Total Realized Losses					0


Subordination/Credit	Enhancement Information

Protection			Original	Current
Bankruptcy Loss				0	0
Bankruptcy Percentage			0.00%	0.00%
Credit/Fraud Loss			0.00	7,973,832.60
Credit/Fraud Loss Percentage		0.00%	3.06%
Special Hazard Loss			0.00%	0
Special Hazard Loss Percentage		0.00	0.00%

Credit Support	Original	Current
Class A		386,132,550.16	248,288,069.66
Class A Percent	96.85%		95.23%
Class M-1	5,781,000.00	5,725,807.53
Class M-1 Perce	1.45%		2.20%
Class M-2	2,790,000.00	2,763,363.26
Class M-2 Perce 0.70%		1.06%
Class M-3	1,594,700.00	1,579,475.05
Class M-3 Perce	0.40%		0.61%
Class B-1	797,000.00	789,390.87
Class B-1 Perce	0.20%		0.30%
Class B-2	797,000.00	789,390.87
Class B-2 Perce 0.20%		0.30%
Class B-3	799,379.66	791,747.76
Class B-3 Perce	0.20%		0.30%






        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J1


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA